Supplemental Exhibit
(Unaudited)
Financial Results as Adjusted for
Accounting Standards Update for Deferred Acquisition Costs (ASU 2010 - 26)
and Non-operating Retirement-related Loss

(dollars in millions, except share data and where noted)

Unum Group Consolidated Balance Sheets - Adjusted for ASU 2010-26

	December 31,
	2011	2010
Assets
Investments
Fixed Maturity Securities	$42,486.7	$40,035.6
Mortgage Loans	1,612.3	1,516.8
Policy Loans	3,051.4	2,996.1
Other Long-term Investments	639.2	529.3
Short-term Investments	1,423.5	1,163.1
Total Investments	49,213.1	46,240.9

Cash and Bank Deposits	116.6	53.6
Accounts and Premiums Receivable	1,672.2	1,665.8
Reinsurance Recoverable	4,854.6	4,827.9
Accrued Investment Income	681.8	669.8
Deferred Acquisition Costs	1,677.1	1,816.1
Goodwill	201.2	201.2
Property and Equipment	493.3	476.8
Other Assets	645.3	650.6
Total Assets	$59,555.2	$56,602.7

Liabilities
Policy and Contract Benefits	$1,494.0	$1,565.0
Reserves for Future Policy and Contract Benefits	43,051.9	39,715.0
Unearned Premiums	433.2	436.7
Other Policyholders' Funds	1,625.9	1,669.7
Income Tax Payable	38.2	135.7
Deferred Income Tax	44.7	171.7
Short-term Debt	312.3	225.1
Long-term Debt - Non-recourse	632.5	716.9
Long-term Debt - All Other	1,937.7	1,914.4
Other Liabilities	1,815.1	1,567.6
Total Liabilities	51,385.5	48,117.8

Stockholders’ Equity
Common Stock	35.9	36.5
Additional Paid-in Capital	2,591.1	2,615.4
Accumulated Other Comprehensive Income (Loss)
Net Unrealized Gain on Securities	614.8	416.1
Net Gain on Cash Flow Hedges	408.7	361.0
Foreign Currency Translation Adjustment	(117.6)	(107.1)
Unrecognized Pension and Postretirement Benefit Costs	(444.1)	(318.6)
Retained Earnings	6,611.0	6,591.8
Treasury Stock	(1,530.1)	(1,110.2)
Total Stockholders’ Equity	8,169.7	8,484.9
Total Liabilities and Stockholders’ Equity	$59,555.2	$56,602.7

Unum Group Deferred Acquisition Costs by Segment - Adjusted for ASU 2010-26

	Unum US	Unum UK	Colonial Life	Closed Block	Consolidated
Balances at December 31, 2009	$932.4	$40.8	$593.5	$217.6	$1,784.3
Capitalized	207.8	15.1	196.8	2.8	422.5
Amortized	(192.6)	(13.6)	(150.1)	(17.0)	(373.3)
Adjustment Related to Unrealized Investment Gains/Losses	(3.9)	—	(12.2)	—	(16.1)
Foreign Currency	—	(1.3)	—	—	(1.3)
Balances at December 31, 2010	943.7	41.0	628.0	203.4	1,816.1
Capitalized	220.3	15.4	203.1	3.7	442.5
Amortized	(188.1)	(15.3)	(151.2)	(11.1)	(365.7)
Impairment of Deferred Acquisition Costs	—	—	—	(196.0)	(196.0)
Adjustment Related to Unrealized Investment Gains/Losses	(4.1)	—	(15.5)	—	(19.6)
Foreign Currency	—	(0.2)	—	—	(0.2)
Balances at December 31, 2011	$971.8	$40.9	$664.4	$—	$1,677.1

Unum Group Book Value Per Share - Adjusted for ASU 2010-26

	December 31,
	2011	2010
Book Value per Share:

As Reported	$27.91	$26.80

Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	$24.41	$24.35

Excluding Foreign Currency Translation Adjustment	$24.82	$24.69

Excluding Unrecognized Pension and Postretirement Benefit Costs	$26.33	$25.69

See "Consolidated Balance Sheets" on page 1 of this Supplemental Exhibit for detail on the components of Accumulated Other Comprehensive Income (Loss) excluded from Total Stockholders' Equity in computing the book value per share measures listed above.

Unum Group Financial Results - Adjusted for ASU 2010-26

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2009	3/31/2010	6/30/2010	9/30/2010	12/31/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011
Revenue
Premium Income	$7,475.5	$1,863.2	$1,849.8	$1,850.2	$1,868.2	$7,431.4	$1,869.5	$1,875.0	$1,881.2	$1,888.5	$7,514.2
Net Investment Income	2,346.6	613.0	629.8	618.4	634.3	2,495.5	618.7	637.1	629.2	634.6	2,519.6
Net Realized Investment Gain (Loss)	11.7	25.6	(29.5)	1.1	27.5	24.7	15.2	(3.6)	(23.9)	7.4	(4.9)
Other Income	257.2	59.8	60.5	58.2	63.1	241.6	59.7	56.0	59.1	74.3	249.1
Total Revenue	10,091.0	2,561.6	2,510.6	2,527.9	2,593.1	10,193.2	2,563.1	2,564.5	2,545.6	2,604.8	10,278.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	6,291.6	1,568.9	1,579.6	1,587.5	1,618.1	6,354.1	1,593.0	1,599.4	1,635.6	2,381.5	7,209.5
Commissions	837.1	218.3	207.8	214.0	215.3	855.4	224.3	217.9	220.5	216.5	879.2
Interest and Debt Expense	125.4	33.4	34.1	35.2	39.1	141.8	37.9	35.1	35.1	35.2	143.3
Deferral of Acquisition Costs	(410.9)	(106.5)	(103.6)	(105.7)	(106.7)	(422.5)	(112.2)	(112.4)	(110.1)	(107.8)	(442.5)
Amortization of Deferred Acquisition Costs	351.9	96.3	91.9	88.4	96.7	373.3	95.0	94.6	84.3	91.8	365.7
Impairment of Deferred Acquisition Costs	—	—	—	—	—	—	—	—	—	196.0	196.0
Other Expenses	1,612.0	393.5	394.8	385.0	397.9	1,571.2	397.7	395.4	391.5	408.9	1,593.5
Total Benefits and Expenses	8,807.1	2,203.9	2,204.6	2,204.4	2,260.4	8,873.3	2,235.7	2,230.0	2,256.9	3,222.1	9,944.7

Income (Loss) Before Income Tax	1,283.9	357.7	306.0	323.5	332.7	1,319.9	327.4	334.5	288.7	(617.3)	333.3
Income Tax Expense (Benefit)	436.6	130.1	97.7	104.6	108.8	441.2	103.8	106.9	86.7	(248.3)	49.1

Net Income (Loss)	$847.3	$227.6	$208.3	$218.9	$223.9	$878.7	$223.6	$227.6	$202.0	$(369.0)	$284.2

Net Income (Loss) Per Common Share
Assuming Dilution	$2.55	$0.68	$0.63	$0.67	$0.70	$2.69	$0.71	$0.74	$0.68	$(1.26)	$0.94
Basic	$2.56	$0.69	$0.63	$0.68	$0.71	$2.70	$0.72	$0.74	$0.68	$(1.26)	$0.94

Unum Group Financial Results - Reconciliation of Non-GAAP Financial Measures

In the chart below and in the following segment financial data, "operating revenue" excludes net realized investment gains or losses. "Operating income" or "operating loss" excludes net realized investment gains or losses, non-operating retirement-related gains or loss, and income tax. A reconciliation of total operating revenue and operating income by segment to revenue and net income as reported in our consolidated statements of income follows.

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2009	3/31/2010	6/30/2010	9/30/2010	12/31/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011
Operating Revenue by Segment	$10,079.3	$2,536.0	$2,540.1	$2,526.8	$2,565.6	$10,168.5	$2,547.9	$2,568.1	$2,569.5	$2,597.4	$10,282.9
Net Realized Investment Gain (Loss)	11.7	25.6	(29.5)	1.1	27.5	24.7	15.2	(3.6)	(23.9)	7.4	(4.9)
Revenue	$10,091.0	$2,561.6	$2,510.6	$2,527.9	$2,593.1	$10,193.2	$2,563.1	$2,564.5	$2,545.6	$2,604.8	$10,278.0

Operating Income (Loss) by Segment	$1,315.7	$340.1	$343.6	$330.4	$313.3	$1,327.4	$320.2	$346.1	$320.6	$(616.8)	$370.1
Net Realized Investment Gain (Loss)	11.7	25.6	(29.5)	1.1	27.5	24.7	15.2	(3.6)	(23.9)	7.4	(4.9)
Non-operating Retirement-related Loss	(43.5)	(8.0)	(8.1)	(8.0)	(8.1)	(32.2)	(8.0)	(8.0)	(8.0)	(7.9)	(31.9)
Income Tax (Expense) Benefit	(436.6)	(130.1)	(97.7)	(104.6)	(108.8)	(441.2)	(103.8)	(106.9)	(86.7)	248.3	(49.1)
Net Income (Loss)	$847.3	$227.6	$208.3	$218.9	$223.9	$878.7	$223.6	$227.6	$202.0	$(369.0)	$284.2

4.1

Unum Group Financial Results - Reconciliation of Non-GAAP Financial Measures - Continued

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2009	3/31/2010	6/30/2010	9/30/2010	12/31/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011
Per Share*:
After-tax Operating Income	$2.64	$0.68	$0.70	$0.69	$0.67	$2.73	$0.70	$0.76	$0.75	$0.78	$2.98
Net Realized Investment Gain (Loss)	—	0.05	(0.06)	—	0.05	0.05	0.03	—	(0.05)	0.02	(0.01)
Non-operating Retirement-related Loss	(0.09)	(0.02)	(0.01)	(0.02)	(0.02)	(0.06)	(0.02)	(0.02)	(0.02)	(0.02)	(0.07)
Deferred Acquisition Costs and Reserve Charges for Closed Block **	—	—	—	—	—	—	—	—	—	(2.12)	(2.04)
Special Tax Items **	—	(0.03)	—	—	—	(0.03)	—	—	—	0.08	0.08
Net Income (Loss)	$2.55	$0.68	$0.63	$0.67	$0.70	$2.69	$0.71	$0.74	$0.68	$(1.26)	$0.94

* Amounts per diluted common share.
** For further discussion of these items see Part II, Item 8, Notes 5, 6, and 15 of the "Notes to Consolidated Financial Statements" of our annual report on Form 10-K for the year ended December 31, 2011.

We analyze our performance using non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe operating income or loss which excludes the specified items listed in our reconciliation is a better performance measure and a better indicator of the profitability and underlying trends in our business. Realized investment gains and losses depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our segments. Our investment focus is on investment income to support our insurance liabilities as opposed to the generation of realized investment gains and losses. A long-term focus is necessary to maintain profitability over the life of the business, although we may experience realized investment losses which will affect future earnings levels since our underlying business is long-term in nature and we need to earn the interest rates assumed in calculating our liabilities. Certain components of the net periodic benefit cost for our pensions and other postretirement benefit plans, namely the amortization of prior period actuarial gains and losses, are primarily driven by market performance and are not indicative of the operational results of our businesses. We believe that excluding the amortization of prior period actuarial gains and losses from operating income by segment provides investors with additional information for comparison and analysis of our operating results. However, although we manage our non-operating retirement-related gains or losses separately from the operational performance of our business, these gains or losses impact the overall profitability of our company and will increase or decrease over time, depending on market conditions and the resulting impact on the actuarial gains or losses in our pensions and other postretirement benefit plans. We may at other times exclude certain other items, as noted in our reconciliation of after-tax operating income to net income, from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace net income or net loss as a measure of overall profitability.

4.2

Unum Group Financial Results for Unum US Segment - Adjusted for ASU 2010-26

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2009	3/31/2010	6/30/2010	9/30/2010	12/31/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011
Operating Revenue
Premium Income	$4,278.4	$1,066.9	$1,067.0	$1,061.2	$1,060.3	$4,255.4	$1,068.8	$1,069.8	$1,074.4	$1,083.0	$4,296.0
Net Investment Income	934.3	229.3	237.8	232.1	242.3	941.5	233.7	238.9	240.0	238.8	951.4
Other Income	118.8	30.0	30.6	29.6	32.6	122.8	31.0	29.5	30.4	30.7	121.6
Total	5,331.5	1,326.2	1,335.4	1,322.9	1,335.2	5,319.7	1,333.5	1,338.2	1,344.8	1,352.5	5,369.0

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	3,192.1	778.4	786.8	780.9	778.3	3,124.4	770.4	773.1	782.3	787.7	3,113.5
Commissions	448.3	120.3	114.2	113.3	112.8	460.6	123.0	118.2	119.5	113.3	474.0
Interest and Debt Expense	2.0	0.3	0.3	0.3	0.3	1.2	0.3	0.2	0.3	0.2	1.0
Deferral of Acquisition Costs	(209.3)	(54.1)	(52.1)	(51.1)	(50.5)	(207.8)	(56.6)	(56.6)	(55.0)	(52.1)	(220.3)
Amortization of Deferred Acquisition Costs	180.1	49.9	47.1	46.2	49.4	192.6	49.6	49.4	41.6	47.5	188.1
Other Expenses	999.3	248.9	238.3	242.3	250.2	979.7	252.1	248.3	246.9	248.5	995.8
Total	4,612.5	1,143.7	1,134.6	1,131.9	1,140.5	4,550.7	1,138.8	1,132.6	1,135.6	1,145.1	4,552.1
Operating Income	$719.0	$182.5	$200.8	$191.0	$194.7	$769.0	$194.7	$205.6	$209.2	$207.4	$816.9

Operating Ratios (% of Premium Income):
Benefit Ratio	74.6%	73.0%	73.7%	73.6%	73.4%	73.4%	72.1%	72.3%	72.8%	72.7%	72.5%
Other Expense Ratio	23.4%	23.3%	22.3%	22.8%	23.6%	23.0%	23.6%	23.2%	23.0%	22.9%	23.2%
Operating Income Ratio	16.8%	17.1%	18.8%	18.0%	18.4%	18.1%	18.2%	19.2%	19.5%	19.2%	19.0%

Unum Group Financial Results for Unum US Group Disability - Adjusted for ASU 2010-26

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2009	3/31/2010	6/30/2010	9/30/2010	12/31/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011
Operating Revenue
Premium Income
Long-term Disability	$1,726.9	$415.6	$413.1	$404.9	$405.8	$1,639.4	$397.0	$394.6	$393.7	$394.9	$1,580.2
Short-term Disability	432.8	106.2	107.6	108.7	108.4	430.9	111.0	112.8	115.2	116.2	455.2
Total Premium Income	2,159.7	521.8	520.7	513.6	514.2	2,070.3	508.0	507.4	508.9	511.1	2,035.4
Net Investment Income	629.4	151.3	155.9	150.2	157.2	614.6	147.7	153.5	153.0	150.8	605.0
Other Income	88.9	21.7	21.6	21.5	21.9	86.7	22.2	21.8	23.1	22.3	89.4
Total	2,878.0	694.8	698.2	685.3	693.3	2,771.6	677.9	682.7	685.0	684.2	2,729.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,862.8	439.3	440.6	434.7	433.2	1,747.8	426.3	428.1	435.0	432.7	1,722.1
Commissions	162.2	41.1	39.6	38.5	40.5	159.7	40.8	39.5	39.9	39.3	159.5
Interest and Debt Expense	2.0	0.3	0.3	0.3	0.3	1.2	0.3	0.2	0.3	0.2	1.0
Deferral of Acquisition Costs	(24.1)	(4.9)	(4.6)	(4.5)	(4.2)	(18.2)	(5.4)	(5.3)	(5.3)	(5.9)	(21.9)
Amortization of Deferred Acquisition Costs	24.2	5.3	5.3	5.1	4.8	20.5	5.0	4.9	5.0	4.9	19.8
Other Expenses	572.6	137.9	132.3	132.7	140.8	543.7	137.1	136.6	137.4	135.9	547.0
Total	2,599.7	619.0	613.5	606.8	615.4	2,454.7	604.1	604.0	612.3	607.1	2,427.5
Operating Income	$278.3	$75.8	$84.7	$78.5	$77.9	$316.9	$73.8	$78.7	$72.7	$77.1	$302.3

Operating Ratios (% of Premium Income):
Benefit Ratio	86.3%	84.2%	84.6%	84.6%	84.2%	84.4%	83.9%	84.4%	85.5%	84.7%	84.6%
Other Expense Ratio	26.5%	26.4%	25.4%	25.8%	27.4%	26.3%	27.0%	26.9%	27.0%	26.6%	26.9%
Operating Income Ratio	12.9%	14.5%	16.3%	15.3%	15.1%	15.3%	14.5%	15.5%	14.3%	15.1%	14.9%

5.1

Unum Group Financial Results for Unum US Group Life and Accidental Death &Dismemberment - Adjusted for ASU 2010-26

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2009	3/31/2010	6/30/2010	9/30/2010	12/31/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011
Operating Revenue
Premium Income
Group Life	$1,057.7	$270.1	$271.4	$273.0	$275.8	$1,090.3	$273.4	$274.3	$277.6	$281.4	$1,106.7
Accidental Death & Dismemberment	104.9	26.0	26.3	27.0	26.8	106.1	27.1	26.8	27.7	27.6	109.2
Total Premium Income	1,162.6	296.1	297.7	300.0	302.6	1,196.4	300.5	301.1	305.3	309.0	1,215.9
Net Investment Income	126.5	31.8	31.5	32.5	33.8	129.6	34.2	33.7	33.7	33.9	135.5
Other Income	1.9	0.6	0.6	0.6	0.6	2.4	0.5	0.7	0.5	0.5	2.2
Total	1,291.0	328.5	329.8	333.1	337.0	1,328.4	335.2	335.5	339.5	343.4	1,353.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	815.5	206.5	209.4	211.3	212.7	839.9	210.2	211.6	214.3	218.5	854.6
Commissions	85.4	22.3	21.4	22.2	23.4	89.3	23.5	23.4	24.2	24.4	95.5
Deferral of Acquisition Costs	(16.4)	(4.0)	(3.9)	(3.8)	(3.7)	(15.4)	(4.7)	(4.7)	(4.3)	(4.8)	(18.5)
Amortization of Deferred Acquisition Costs	15.3	3.9	3.6	3.2	3.4	14.1	3.6	3.6	3.4	3.6	14.2
Other Expenses	197.6	49.3	48.9	49.1	49.2	196.5	51.0	49.6	49.6	49.1	199.3
Total	1,097.4	278.0	279.4	282.0	285.0	1,124.4	283.6	283.5	287.2	290.8	1,145.1
Operating Income	$193.6	$50.5	$50.4	$51.1	$52.0	$204.0	$51.6	$52.0	$52.3	$52.6	$208.5

Operating Ratios (% of Premium Income):
Benefit Ratio	70.1%	69.7%	70.3%	70.4%	70.3%	70.2%	70.0%	70.3%	70.2%	70.7%	70.3%
Other Expense Ratio	17.0%	16.6%	16.4%	16.4%	16.3%	16.4%	17.0%	16.5%	16.2%	15.9%	16.4%
Operating Income Ratio	16.7%	17.1%	16.9%	17.0%	17.2%	17.1%	17.2%	17.3%	17.1%	17.0%	17.1%

5.2

Unum Group Financial Results for Unum US Supplemental and Voluntary - Adjusted for ASU 2010-26

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2009	3/31/2010	6/30/2010	9/30/2010	12/31/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011
Operating Revenue
Premium Income
Individual Disability - Recently Issued	$463.7	$118.4	$114.4	$116.7	$108.4	$457.9	$115.1	$116.6	$116.6	$116.4	$464.7
Voluntary Benefits	492.4	130.6	134.2	130.9	135.1	530.8	145.2	144.7	143.6	146.5	580.0
Total Premium Income	956.1	249.0	248.6	247.6	243.5	988.7	260.3	261.3	260.2	262.9	1,044.7
Net Investment Income	178.4	46.2	50.4	49.4	51.3	197.3	51.8	51.7	53.3	54.1	210.9
Other Income	28.0	7.7	8.4	7.5	10.1	33.7	8.3	7.0	6.8	7.9	30.0
Total	1,162.5	302.9	307.4	304.5	304.9	1,219.7	320.4	320.0	320.3	324.9	1,285.6

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	513.8	132.6	136.8	134.9	132.4	536.7	133.9	133.4	133.0	136.5	536.8
Commissions	200.7	56.9	53.2	52.6	48.9	211.6	58.7	55.3	55.4	49.6	219.0
Deferral of Acquisition Costs	(168.8)	(45.2)	(43.6)	(42.8)	(42.6)	(174.2)	(46.5)	(46.6)	(45.4)	(41.4)	(179.9)
Amortization of Deferred Acquisition Costs	140.6	40.7	38.2	37.9	41.2	158.0	41.0	40.9	33.2	39.0	154.1
Other Expenses	229.1	61.7	57.1	60.5	60.2	239.5	64.0	62.1	59.9	63.5	249.5
Total	915.4	246.7	241.7	243.1	240.1	971.6	251.1	245.1	236.1	247.2	979.5
Operating Income	$247.1	$56.2	$65.7	$61.4	$64.8	$248.1	$69.3	$74.9	$84.2	$77.7	$306.1

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability - Recently Issued	51.4%	50.5%	53.5%	54.3%	55.1%	53.3%	52.2%	52.0%	52.1%	52.4%	52.2%
Voluntary Benefits	56.0%	55.7%	56.3%	54.6%	53.8%	55.1%	50.8%	50.3%	50.3%	51.5%	50.7%
Other Expense Ratio	24.0%	24.8%	23.0%	24.4%	24.7%	24.2%	24.6%	23.8%	23.0%	24.2%	23.9%
Operating Income Ratio	25.8%	22.6%	26.4%	24.8%	26.6%	25.1%	26.6%	28.7%	32.4%	29.6%	29.3%

Interest Adjusted Loss Ratio:
Individual Disability - Recently Issued	32.5%	30.7%	32.8%	33.8%	32.8%	32.5%	30.9%	30.7%	30.7%	30.8%	30.8%

5.3

Unum Group Financial Results for Unum UK Segment - Adjusted for ASU 2010-26

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2009	3/31/2010	6/30/2010	9/30/2010	12/31/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011
Operating Revenue
Premium Income
Group Long-term Disability	$482.4	$109.3	$99.6	$101.8	$110.5	$421.2	$103.4	$107.6	$107.3	$101.3	$419.6
Group Life	147.8	42.8	39.5	44.5	44.8	171.6	47.6	51.9	52.1	52.0	203.6
Supplemental and Voluntary	55.9	13.7	13.8	15.1	15.2	57.8	16.1	16.3	16.1	15.9	64.4
Total Premium Income	686.1	165.8	152.9	161.4	170.5	650.6	167.1	175.8	175.5	169.2	687.6
Net Investment Income	124.5	39.8	43.1	39.0	48.6	170.5	44.9	51.1	43.3	50.6	189.9
Other Income	2.4	0.5	0.4	0.2	0.1	1.2	0.1	—	—	0.2	0.3
Total	813.0	206.1	196.4	200.6	219.2	822.3	212.1	226.9	218.8	220.0	877.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	373.6	104.6	100.9	108.0	122.3	435.8	115.8	122.7	138.3	117.0	493.8
Commissions	46.7	10.3	9.9	11.7	12.2	44.1	10.9	11.4	11.0	12.4	45.7
Deferral of Acquisition Costs	(13.7)	(3.4)	(3.8)	(3.7)	(4.2)	(15.1)	(3.5)	(4.1)	(3.6)	(4.2)	(15.4)
Amortization of Deferred Acquisition Costs	12.7	3.6	3.3	3.3	3.4	13.6	3.8	3.8	3.9	3.8	15.3
Other Expenses	141.7	30.4	33.3	33.5	37.7	134.9	36.2	37.9	34.5	39.1	147.7
Total	561.0	145.5	143.6	152.8	171.4	613.3	163.2	171.7	184.1	168.1	687.1
Operating Income	$252.0	$60.6	$52.8	$47.8	$47.8	$209.0	$48.9	$55.2	$34.7	$51.9	$190.7

Operating Ratios (% of Premium Income):
Benefit Ratio	54.5%	63.1%	66.0%	66.9%	71.7%	67.0%	69.3%	69.8%	78.8%	69.1%	71.8%
Other Expense Ratio	20.7%	18.3%	21.8%	20.8%	22.1%	20.7%	21.7%	21.6%	19.7%	23.1%	21.5%
Operating Income Ratio	36.7%	36.6%	34.5%	29.6%	28.0%	32.1%	29.3%	31.4%	19.8%	30.7%	27.7%

Unum Group Financial Results for Unum UK Segment - Adjusted for ASU 2010-26 - Continued

(in millions of pounds, except exchange rate)
	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2009	3/31/2010	6/30/2010	9/30/2010	12/31/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011
Operating Revenue
Premium Income
Group Long-term Disability	£309.0	£70.0	£66.7	£65.7	£69.9	£272.3	£64.5	£66.0	£66.6	£64.5	£261.6
Group Life	94.1	27.4	26.5	28.7	28.3	110.9	29.7	31.8	32.4	33.1	127.0
Supplemental and Voluntary	35.6	8.7	9.3	9.7	9.7	37.4	10.0	10.0	10.1	10.0	40.1
Total Premium Income	438.7	106.1	102.5	104.1	107.9	420.6	104.2	107.8	109.1	107.6	428.7
Net Investment Income	79.6	25.4	28.9	25.2	30.7	110.2	28.0	31.3	26.9	32.2	118.4
Other Income	1.6	0.4	0.3	—	0.2	0.9	0.1	—	—	—	0.1
Total	519.9	131.9	131.7	129.3	138.8	531.7	132.3	139.1	136.0	139.8	547.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	238.3	66.9	67.5	69.7	77.3	281.4	72.3	75.2	85.8	74.4	307.7
Commissions	29.8	6.6	6.6	7.6	7.7	28.5	6.8	7.0	6.8	7.9	28.5
Deferral of Acquisition Costs	(8.7)	(2.1)	(2.5)	(2.4)	(2.6)	(9.6)	(2.2)	(2.5)	(2.2)	(2.6)	(9.5)
Amortization of Deferred Acquisition Costs	8.2	2.2	2.2	2.1	2.1	8.6	2.4	2.3	2.4	2.3	9.4
Other Expenses	90.2	19.5	22.4	21.5	24.0	87.4	22.6	23.1	21.7	24.7	92.1
Total	357.8	93.1	96.2	98.5	108.5	396.3	101.9	105.1	114.5	106.7	428.2
Operating Income	£162.1	£38.8	£35.5	£30.8	£30.3	£135.4	£30.4	£34.0	£21.5	£33.1	£119.0

Weighted Average Pound/Dollar Exchange Rate	1.554	1.562	1.486	1.553	1.577	1.543	1.607	1.628	1.608	1.570	1.603

6.1

Unum Group Financial Results for Colonial Life Segment - Adjusted for ASU 2010-26

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2009	3/31/2010	6/30/2010	9/30/2010	12/31/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$625.8	$162.8	$164.2	$166.1	$167.9	$661.0	$172.3	$173.1	$174.3	$175.6	$695.3
Life	165.6	43.5	44.1	43.4	45.5	176.5	46.2	46.8	47.0	50.7	190.7
Cancer and Critical Illness	223.7	58.8	59.4	59.8	60.2	238.2	61.9	62.1	62.4	62.9	249.3
Total Premium Income	1,015.1	265.1	267.7	269.3	273.6	1,075.7	280.4	282.0	283.7	289.2	1,135.3
Net Investment Income	114.3	29.9	29.3	31.9	31.4	122.5	31.3	35.8	32.5	32.8	132.4
Other Income	0.5	0.2	0.1	0.2	0.2	0.7	0.1	0.2	0.1	0.1	0.5
Total	1,129.9	295.2	297.1	301.4	305.2	1,198.9	311.8	318.0	316.3	322.1	1,268.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	480.6	124.8	129.4	134.3	146.2	534.7	144.1	144.3	149.1	151.9	589.4
Commissions	215.3	57.7	54.5	59.5	60.9	232.6	61.2	60.5	61.8	62.4	245.9
Deferral of Acquisition Costs	(182.3)	(48.3)	(47.0)	(50.2)	(51.3)	(196.8)	(51.3)	(50.8)	(50.6)	(50.4)	(203.1)
Amortization of Deferred Acquisition Costs	143.6	38.5	37.2	34.7	39.7	150.1	38.1	37.7	35.7	39.7	151.2
Other Expenses	203.6	52.3	51.9	52.1	52.3	208.6	53.2	54.4	53.6	53.5	214.7
Total	860.8	225.0	226.0	230.4	247.8	929.2	245.3	246.1	249.6	257.1	998.1
Operating Income	$269.1	$70.2	$71.1	$71.0	$57.4	$269.7	$66.5	$71.9	$66.7	$65.0	$270.1

Operating Ratios (% of Premium Income):
Benefit Ratio	47.3%	47.1%	48.3%	49.9%	53.4%	49.7%	51.4%	51.2%	52.6%	52.5%	51.9%
Other Expense Ratio	20.1%	19.7%	19.4%	19.3%	19.1%	19.4%	19.0%	19.3%	18.9%	18.5%	18.9%
Operating Income Ratio	26.5%	26.5%	26.6%	26.4%	21.0%	25.1%	23.7%	25.5%	23.5%	22.5%	23.8%

Unum Group Financial Results for Closed Block Segment - Adjusted for ASU 2010-26

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2009	3/31/2010	6/30/2010	9/30/2010	12/31/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011
Operating Revenue
Premium Income
Individual Disability	$898.5	$214.0	$212.5	$208.5	$212.0	$847.0	$202.3	$196.3	$196.4	$192.0	$787.0
Long-term Care	594.7	149.2	149.5	149.4	151.1	599.2	150.6	150.8	152.1	154.6	608.1
All Other	2.7	2.2	0.2	0.4	0.7	3.5	0.3	0.3	(0.9)	0.5	0.2
Total Premium Income	1,495.9	365.4	362.2	358.3	363.8	1,449.7	353.2	347.4	347.6	347.1	1,395.3
Net Investment Income	1,106.8	290.8	293.0	290.8	291.8	1,166.4	294.3	294.5	300.1	300.8	1,189.7
Other Income	131.1	28.6	28.6	27.8	28.6	113.6	27.5	26.7	26.4	25.5	106.1
Total	2,733.8	684.8	683.8	676.9	684.2	2,729.7	675.0	668.6	674.1	673.4	2,691.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	2,245.3	561.1	562.5	564.3	571.3	2,259.2	562.7	559.3	565.9	1,324.9	3,012.8
Commissions	126.8	30.0	29.2	29.5	29.4	118.1	29.2	27.8	28.2	28.4	113.6
Interest and Debt Expense	16.6	2.8	3.0	3.1	2.8	11.7	2.7	2.6	2.6	2.6	10.5
Deferral of Acquisition Costs	(5.6)	(0.7)	(0.7)	(0.7)	(0.7)	(2.8)	(0.8)	(0.9)	(0.9)	(1.1)	(3.7)
Amortization of Deferred Acquisition Costs	15.5	4.3	4.3	4.2	4.2	17.0	3.5	3.7	3.1	0.8	11.1
Impairment of Long-term Care Deferred Acquisition Costs	—	—	—	—	—	—	—	—	—	196.0	196.0
Other Expenses	211.2	51.4	61.7	46.8	48.0	207.9	45.8	45.7	44.4	44.1	180.0
Total	2,609.8	648.9	660.0	647.2	655.0	2,611.1	643.1	638.2	643.3	1,595.7	3,520.3
Operating Income (Loss), as reported	$124.0	$35.9	$23.8	$29.7	$29.2	$118.6	$31.9	$30.4	$30.8	$(922.3)	$(829.2)

Interest Adjusted Loss Ratios, as reported:
Individual Disability	81.6%	84.5%	85.4%	85.5%	84.7%	85.0%	84.7%	84.3%	84.9%	180.4%	108.0%
Long-term Care	76.5%	78.5%	80.8%	80.9%	83.1%	80.8%	83.0%	84.3%	86.0%	457.5%	179.3%

Operating Ratios (% of Premium Income):
Other Expense Ratio	14.1%	14.1%	17.0%	13.1%	13.2%	14.3%	13.0%	13.2%	12.8%	12.7%	12.9%
Operating Income (Loss) Ratio, as reported	8.3%	9.8%	6.6%	8.3%	8.0%	8.2%	9.0%	8.8%	8.9%	(265.7)%	(59.4)%

Unum Group Financial Results for Closed Block Segment - Adjusted for ASU 2010-26 - Continued

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2009	3/31/2010	6/30/2010	9/30/2010	12/31/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011
Operating Income (Loss), as reported	$124.0	$35.9	$23.8	$29.7	$29.2	$118.6	$31.9	$30.4	$30.8	$(922.3)	$(829.2)
Individual Disability Reserve Charge	—	—	—	—	—	—	—	—	—	183.5	183.5
Long-term Care Reserve Charge	—	—	—	—	—	—	—	—	—	573.6	573.6
Impairment of Long-term Care Deferred Acquisition Costs	—	—	—	—	—	—	—	—	—	196.0	196.0
Operating Income, as adjusted	$124.0	$35.9	$23.8	$29.7	$29.2	$118.6	$31.9	$30.4	$30.8	$30.8	$123.9

Interest Adjusted Loss Ratios, as adjusted:
Individual Disability	81.6%	84.5%	85.4%	85.5%	84.7%	85.0%	84.7%	84.3%	84.9%	84.8%	84.7%
Long-term Care	76.5%	78.5%	80.8%	80.9%	83.1%	80.8%	83.0%	84.3%	86.0%	86.4%	84.9%

Operating Ratios (% of Premium Income):
Other Expense Ratio	14.1%	14.1%	17.0%	13.1%	13.2%	14.3%	13.0%	13.2%	12.8%	12.7%	12.9%
Operating Income Ratio, as adjusted	8.3%	9.8%	6.6%	8.3%	8.0%	8.2%	9.0%	8.8%	8.9%	8.9%	8.9%

8.1

Unum Group Financial Results for Corporate Segment - Adjusted for Non-operating Retirement-related Loss

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	12/31/2009	3/31/2010	6/30/2010	9/30/2010	12/31/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011	12/31/2011
Operating Revenue
Net Investment Income	$66.7	$23.2	$26.6	$24.6	$20.2	$94.6	$14.5	$16.8	$13.3	$11.6	$56.2
Other Income	4.4	0.5	0.8	0.4	1.6	3.3	1.0	(0.4)	2.2	17.8	20.6
Total	71.1	23.7	27.4	25.0	21.8	97.9	15.5	16.4	15.5	29.4	76.8

Expenses
Interest and Debt Expense	106.8	30.3	30.8	31.8	36.0	128.9	34.9	32.3	32.2	32.4	131.8
Other Expenses	56.2	10.5	9.6	10.3	9.7	40.1	10.4	9.1	12.1	23.7	55.3
Total	163.0	40.8	40.4	42.1	45.7	169.0	45.3	41.4	44.3	56.1	187.1
Operating Loss, as previously reported	$(91.9)	$(17.1)	$(13.0)	$(17.1)	$(23.9)	$(71.1)	$(29.8)	$(25.0)	$(28.8)	$(26.7)	$(110.3)
Non-operating Retirement-related Loss*	43.5	8.0	8.1	8.0	8.1	32.2	8.0	8.0	8.0	7.9	31.9
Operating Loss	$(48.4)	$(9.1)	$(4.9)	$(9.1)	$(15.8)	$(38.9)	$(21.8)	$(17.0)	$(20.8)	$(18.8)	$(78.4)

*We previously allocated the amortization of prior period actuarial gains and losses, the component of the net periodic benefit costs for our pensions and other postretirement benefit plans which we consider to be non-operating, to our Corporate segment.  During the first quarter of 2012, we determined that we would modify our segment reporting.  Effective January 1, 2012, these gains or losses are no longer included in operating income or operating loss by segment.  Prior period amounts for our Corporate segment have been adjusted to conform to current year reporting.